SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              January 9, 2001
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)

          Delaware                 US Airways Group, Inc. 54-1194634
     (State of incorporation       US Airways, Inc.       53-0218143
     of both registrants)          (I.R.S. Employer Identification Nos.)


                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)



Item 5.  Other Events.

         US Airways Group, Inc. ("US Airways"), UAL Corporation ("UAL") and Robert L. Johnson entered into a certain memorandum of understanding, dated May 23, 2000, as amended (the "Memorandum of Understanding"). The aforementioned parties have agreed to amend said Memorandum of Understanding.

         A copy of the amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the full text of such exhibit.


Item 7.  Financial Statements and Exhibits.

         (c) The following exhibit is filed with this report:

         (2.1) Amendment to the Memorandum of Understanding between US Airways Group, Inc., UAL Corporation and Robert L. Johnson, dated January 9, 2001 (including amended Attachment I and Schedule I thereto).



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   US AIRWAYS GROUP, INC. (REGISTRANT)


Date: January 10, 2001             By: /s/ Anita Beier
                                       ---------------------------------
                                   Name:  Anita P. Beier
                                   Title: Vice President and Controller
                                          (Chief Accounting Officer)


                                   US AIRWAYS, INC. (REGISTRANT)


Date: January 10, 2001             By: /s/ Anita Beier
                                       ----------------------------------
                                   Name:  Anita P. Beier
                                   Title: Vice President and Controller
                                          (Chief Accounting Officer)



                               EXHIBIT INDEX

(2.1) Amendment to the Memorandum of Understanding between US Airways Group, Inc., UAL Corporation and Robert L. Johnson, dated January 9, 2001 (including amended Attachment I and Schedule I thereto).